AMENDMENT NO. 1 TO
                           SECOND AMENDED AND RESTATED
                             STOCKHOLDERS AGREEMENT



        THIS AMENDMENT NO. 1 (this "Amendment") to that certain Second Amended and Restated Stockholders Agreement dated as of November 13, 2003 (the "Agreement") by and among DFG Holdings, Inc., a Delaware corporation (the "Company"), Green Equity Investors II, L.P., a Delaware limited partnership (the "Purchaser"), Stone Street Fund 1998, L.P., a Delaware limited partnership (collectively with its permitted assigns, "Stone"), Bridge Street Fund 1998, L.P., a Delaware limited partnership (collectively with its permitted assigns, "Bridge"), GS Mezzanine Partners, L.P., a Delaware limited partnership (collectively with its permitted assigns, "GSMP Onshore"), GS Mezzanine Partners Offshore, L.P., an exempt Cayman Islands limited partnership (collectively with its permitted assigns, "GSMP Offshore" and, collectively with Stone, Bridge and GSMP Onshore, "GSMP"), Ares Leveraged Investment Fund, L.P., a Delaware limited partnership ("Ares I"), Ares Leveraged Investment Fund II, L.P., a Delaware limited partnership ("Ares II", and collectively with Ares I, "Ares"), certain stockholders signatories identified on the signature pages thereto
(individually, the "Executive", and collectively, the "Executives"), and the other holders of the Company's Common Stock signatory thereto, is entered into as of the 11th day of March, 2004 between the Company, the Purchaser, GSMP, and that certain Executive signatory hereto. All capitalized terms used and not otherwise defined herein shall have the meaning given to such terms in the Agreement, a copy of which is attached as Exhibit A hereto, which Agreement (as modified by this Amendment) is an integral part of this Amendment and is incorporated herein by this reference.

                                    RECITALS

        WHEREAS, Section 8.6 of the Agreement provides that the Agreement may be amended, modified, supplemented or terminated only by a written instrument signed by each of the Company, Stockholders holding a majority of the Registrable Purchaser Shares, Stockholders holding a majority of the Registrable Investor Shares and Stockholders holding a majority of the Registrable Executive Shares; and

        WHEREAS, the parties hereto desire to amend the Stockholders Agreement as set forth below;

        NOW, THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties hereto agree as follows:

          1. Amendments to the Stockholders Agreement. Pursuant to Section 8.6 of the Agreement, the Agreement is amended as follows:

             (a) Section 4.3.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

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        "4.3.1 Right to Include  Registrable  Shares. If the Company at any time proposes to register any of its equity securities under the Securities Act, whether or not for sale for its own account and whether or not on account of receipt by the Company of a Demand pursuant to Section 4.2.1(a) or (b), on a form and in a manner which would permit registration of Registrable Shares for a public offering under the Securities Act (other than on a registration statement
(i) on Form S-4 or Form S-8 or any successor form thereto or (ii) filed in connection with an exchange offer), the Company shall give written notice of the proposed registration to each Holder at least fifteen (15) days prior to the filing thereof, provided, however, that in the case of an initial public offering of the Company's equity securities, the Company shall be required to give notice of the proposed registration to each Holder promptly after the filing thereof. Each Holder shall have the right to request that all or any part of its Registrable Shares be included in such registration by giving written notice to the Company within fifteen (15) days after the giving of such notice by the Company. If the registration statement is to cover an underwritten offering, such Registrable Shares shall be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. Notwithstanding the foregoing, an Executive Holder may not request the registration of his or her respective Registrable Executive Shares, if such
Registrable   Executive   Shares  may,  at  the  time  (or  within  thirty  days
thereafter), be distributed to the public pursuant to paragraph (k), as such paragraph may be amended from time to time, or any other similar provision hereafter adopted by the Commission, of Rule 144."

              (b) Article 6 of the Agreement is hereby deleted in its entirety and replaced with the following:

              "ARTICLE 6 Termination of Agreement

              Subject to the next succeeding sentence, this Agreement shall terminate on a date that is the earlier of ten (10) years from the date of this Agreement or such earlier date to which the parties may agree at any time within two (2) years prior to the termination of such ten (10) year period (the "Termination Date"). The provisions of Articles 1, 3 and 7 of this Agreement and the provisions of Sections 2.4, 2.8, 2.9,
        2.10 and 2.11 of this Agreement shall terminate on the date of a Public Offering Event which occurs prior to the Termination Date."

              (c) Section 8.6 of the Agreement is hereby deleted in its entirety and replaced with the following:

              "8.6 Amendment; Waiver. This Agreement may be amended, modified, supplemented or terminated only by a written instrument signed by each of (i) the Company, (ii) Stockholders holding a majority of the Registrable Purchaser Shares, (iii) Stockholders holding a majority of the Registrable Investor Shares, and (iv) Stockholders holding a majority of the Registrable Executive Shares. No provision of this Agreement may be waived orally, but only by a written instrument signed by the party against whom enforcement of such waiver is sought. Stockholders shall be bound from and after the date such amendment or waiver is duly executed by all parties whose consents are required by this Section, whether or not the Shares shall have been marked to indicate such consent; no alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence."

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          2. Other  Provisions of the Agreement.  Except as provided above,  the
        Agreement shall otherwise remain in full force and effect.

          3. Governing Law. All questions with respect to this Amendment and the rights and liabilities of the parties shall be governed by the internal laws of the State of Delaware, regardless of the choice of laws provisions of such state or any other jurisdiction.

          4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth hereinabove.






                         THE COMPANY


                         DFG Holdings, Inc.


                         By: _______________________________
                             Name: Jeffrey Weiss
                             Title:  Chief Executive Officer




                         THE PURCHASER


                         Green Equity Investors II, L.P.


                         By:          Grand Avenue Capital Partners, L.P.
                                      Its:  General Partner


                         By:          Grand Avenue Capital Corporation
                                      Its:  General Partner


                         By: _______________________________
                             Name: Jonathan Seiffer
                             Title: Partner



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                         GSMP

                         GS Mezzanine Partners, L.P.

                         By: GS Mezzanine Advisors, L.L.C.
                             Its: General Partner


                         By: _______________________________
                              Name: Katherine B. Enquist
                              Title: Vice President


                         GS Mezzanine Partners Offshore, L.P.

                         By: GS Mezzanine Advisors, L.L.C.,
                             Its: General Partner


                         By: _______________________________
                             Name: Katherine B. Enquist
                             Title: Vice President


                         Stone Street Fund, 1998, L.P.

                         By: Stone Street 1998, L.L.C.
                             Its: General Partner


                         By: _______________________________
                             Name: Katherine B. Enquist
                             Title: Vice President


                         Bridge Street Fund 1998, L.P.

                         By: Stone Street 1998, L.L.C.
                             Its: General Partner


                         By: _______________________________
                             Name: Katherine B. Enquist
                             Title: Vice President



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                         ARES

                         Ares Leveraged Investment Fund, L.P.

                         By: Ares Management, L.P.

                         By: Ares Operating Member, L.L.C.
                             Its: General Partner


                         By: _______________________________
                             Name:
                             Title:

                         Ares Leveraged Investment Fund II, L.P.

                         By: Ares Management II, L.P.

                         By: Ares Operating Member II, L.L.C.
                             Its: General Partner


                         By: _______________________________
                             Name:
                             Title:


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                                   EXECUTIVE



                         By: _______________________________
                             Name: Jeffrey Weiss



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                                    EXHIBIT A

               Second Amended and Restated Stockholders Agreement




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